Funds For Institutions Series
FFI Treasury Fund

Supplement Dated May 13, 2009 to the
Prospectus Dated August 28, 2008

FFI Treasury Fund

     In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, FFI Treasury Fund may, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below, including securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Advisors, LLC, the Fund’s Manager, pursuant to guidelines approved by the Board of Trustees.

     Effective July 27, 2009, FFI Treasury Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

     In connection with the changes set forth above, effective July 27, 2009, the prospectus is hereby amended as follows:

  The second sentence in the first paragraph under the sub-section titled “Key Facts — Treasury Fund — What are the Fund’s main investment strategies?” found on page 9, which states that Treasury Fund tries to achieve its objectives by investing all of its assets in Treasury bills, notes and other direct obligations of the U.S. Treasury, is hereby deleted and replaced with the following:

  The Fund tries to achieve its objectives by normally investing at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in Treasury bills, notes and other direct obligations of the U.S. Treasury.

  The second paragraph under the sub-section titled “Details About the Funds — How Each Fund Invests — Treasury Fund” found on page 21, which states that Treasury Fund tries to achieve its objectives by investing all of its assets in Treasury bills, notes and other direct obligations of the U.S. Treasury, is hereby deleted in its entirety and replaced with the following:

  The Fund tries to achieve its objectives by normally investing at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in Treasury bills, notes and other direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Fund and may only be changed with at least 60 days’ prior notice to shareholders.

  The following is hereby added as a paragraph after the list of direct U.S. Treasury obligations the Fund may buy, found on page 21 under the sub-section titled “Details About the Funds — How Each Fund Invests — Treasury Fund”.
  The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

  The first sentence of the first paragraph found on page 21 under the sub-section titled “Details About the Funds — How Each Fund Invests — Treasury Fund — Other Strategies” is hereby deleted in its entirety and replaced with:

  The Fund may also enter into repurchase agreements involving the securities described above.

  The sub-section “Details About the Funds — Investment Risks — Credit Risk” is hereby amended to add Treasury Fund to the list of funds to which the risk applies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE.

CODE # FFI-PR-MLT-SUP-0509